                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549





                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                January 22, 1996


                     FRONTIER COMMUNICATIONS SERVICES INC.
                (FORMERLY "ALLNET COMMUNICATION SERVICES, INC.")
             (Exact name of registrant as specified in its charter)

      Michigan                   1-11966                       36-3098226
     (State of                  (Commission File             (IRS Employer
      Incorporation)             Number)                  Identification No.)

        30300 Telegraph Road, Bingham Farms, Michigan       48025
            (Address of principal executive offices)      (Zip Code)

              Registrant's telephone number, including area code:
                                 (810) 647-6920

                     Total pages sequentially numbered: 5
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Item 4.  Changes in Registrant's Certifying Accountant.

         (a) Based upon the recommendation of the Audit Committee of the Board of Directors of registrant's parent corporation, Frontier Corporation ("Frontier"), the Board on January 22, 1996 approved the retention of Price Waterhouse LLP as the independent accountant for Frontier and registrant for fiscal year 1996. This prospective change in registrant's auditing firm from Ernst & Young LLP is due to the merger between ALC Communications Corporation, registrant's direct parent corporation (collectively, registrant and ALC are referred to as "ALC"), and a Frontier subsidiary effective on August 16, 1995 (the "Merger").

         Prior to the Merger, Ernst & Young LLP served as independent accountants for ALC; Price Waterhouse LLP served as Frontier's independent accountants. Since Frontier is the parent corporation of ALC as a result of the Merger, the Audit Committee of Frontier considered it appropriate to engage Price Waterhouse LLP rather than Ernst & Young LLP as ALC's independent accountants.

         The reports of Ernst & Young LLP on ALC's financial statements for the past two years did not contain an adverse opinion or a disclaimer of opinion and were not qualified as to uncertainty, audit scope or accounting principles.

         During ALC's two most recent fiscal years and through January 22, 1996, there were no disagreements between ALC and Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which disagreements, if not resolved to the satisfaction of Ernst & Young LLP, would have caused it to make a reference to the subject matter of the disagreement in connection with its reports.

         Frontier and registrant requested Ernst & Young LLP to furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of the letter furnished to registrant by Ernst & Young LLP is filed as Exhibit 16 to this Current Report on Form 8-K in accordance with subparagraph (a)(3) of Item 304 of Regulation S-K.

         (b) As more completely described in (a) above, the change in accountants from Ernst & Young LLP to Price Waterhouse LLP resulted from the Merger between ALC and a Frontier subsidiary effective on August 16, 1995.

         During ALC's two most recent fiscal years and the subsequent interim period prior to the engagement of Price Waterhouse LLP, ALC did not consult Price Waterhouse LLP regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on ALC's financial statements or (iii) items which concerned the subject matter of any disagreement with Ernst & Young LLP or reportable events as described in subparagraph (a)(2) of Item 304 of Regulation S-K.

Item 7.  Financial Statement and Exhibits.
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         (c)     Exhibits.

         Letter from Ernst & Young LLP agreeing with the disclosure contained in Item 4 of this Current Report on Form 8-K.





                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  FRONTIER COMMUNICATIONS SERVICES INC.
                                    (FORMERLY "ALLNET COMMUNICATION
                                           SERVICES, INC.")



                                               By:/s/ Marvin C. Moses
                                                  ---------------------
                                                       Marvin C. Moses,
                                                Executive Vice President and
                                                Chief Financial Officer



Dated: January 26, 1996
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                                    EXHIBITS

Exhibit Number and Description

  16 Letter from Ernst & Young LLP agreeing with the disclosure contained in Item 4 of this Current Report on Form 8-K